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                                                            Exhibit 10(a)



                   AMENDMENT TO EMPLOYMENT AGREEMENT BETWEEN
              INTERSTATE GENERAL COMPANY L.P. AND EDWIN L. KELLY
                              DATED MAY 20, 1994



     The agreement between Interstate General Company L.P. (the "Company"), a Delaware limited partnership, and Edwin L. Kelly (the "Executive") dated May 20, 1994 is hereby amended as follows:

     - Each reference to the Executive as "President of American Family Homes, Inc. ("AFH")" is hereby changed to "Vice Chairman of American Family Homes and Senior Vice President of the Company". In addition, each reference to "AFH" in the agreement is changed to "the Company".

     - The Executive's "Summary of Delegation of Authority and Job Description" which is attached as Exhibit A to the agreement is updated to reflect the revised authority limits currently on file in the Company's Human Resources Department as such document may from time to time be updated.

In witness hereof, the parties have executed this amendment on April 1, 1995.





Interstate General Company L.P.         Interstate General Company L.P.
By:  Interstate General                 By:  Interstate General
     Management Corporation,                 Management Corporation,
     Its Managing General Partner            Its Managing General Partner

By:  /s/ Gregory G. Kreizenbeck         By:  /s/ James J. Wilson
     ---------------------------             ----------------------------
     Gregory G. Kreizenbeck                  James J. Wilson


                                        Edwin L. Kelly

                                        /s/ Edwin L. Kelly
                                        ---------------------------------